Exhibit 10.02


                          [Letterhead of
                   Jones, Jensen & Company LLC
           Certified Public Accountants and Consultants
                       50 South Main Street
                            Suite 1450
                    Salt Lake City, Utah 84144
                     Telephone (801) 328-4408
                    Facsimile (801) 328-4461]

                CONSENT OF INDEPENDENT AUDITORS'

The Board of Directors
Living Card Company, Inc.
Salt Lake City, Utah


We consent to the use in this Registration Statement of Living Card Company, Inc. on Form 10-SB, of our report dated July 15, 1998 of Living Card Company, Inc. for the period ended June 30, 1998, which are part of this Registration Statement, and to all references to our firm included in this Registration Statement.

/s/ Jones, Jensen & Company

Jones, Jensen & Company
Salt Lake City, Utah
August 24, 1998